Exhibit 10.8.4

                                     WARRANT


THIS WARRANT AND THE COMMON STOCK WHICH MAY BE ACQUIRED UPON EXERCISE OF THIS WARRANT ("THE UNDERLYING COMMON STOCK") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THIS WARRANT AND THE UNDERLYING COMMON STOCK MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AN OPINION OF COUNSEL SATISFACTORY TO TRADESTAR SERVICES, INC. THAT REGISTRATION IS NOT REQUIRED.

                            Tradestar Services, Inc.

                          Common Stock Purchase Warrant
                          -----------------------------

     THIS IS TO CERTIFY THAT, for value received, C.F. ("SKIP") KIMBALL, III, as registered holder hereof, or any subsequent holder or holders (the "Holder"), upon due exercise of this warrant (the "Warrant"), dated as of May 23, 2006, is entitled to purchase from Tradestar Services, Inc., a Nevada corporation (the "Corporation"), all or any part of the Warrant Shares (as hereinafter defined) for the applicable Exercise Price (as hereinafter defined) in accordance with the terms provided below.

     1. Exercise Period; Exercise Price; Warrant Shares. This Warrant shall be exercisable prior to 5:00 p.m. Houston, Texas, time on May 23, 2009 (the "Termination Date") only as follows:

          (a) Calculation of Warrants. The Holder is entitled to purchase 100,000 shares of Common Stock of the Corporation (the "Warrant Shares"). The exercise price shall be $1.87 per share for each share of Common Stock acquired, subject to adjustment pursuant to Section 5 below (the "Exercise Price").

          (b) "Common Stock" means full paid and non-assessable shares of common stock of the Corporation.

     2. Exercise of Warrant.

          (a) Procedure for Exercise. The Holder of this Warrant may exercise this Warrant at any time immediately prior to expiration date for the purchase of all or any part of the Warrant Shares. The purchase price shall be equal to the Exercise Price multiplied by the number of Warrant Shares to be acquired pursuant to such exercise of the Warrant. To exercise this Warrant in whole or in part, the Holder hereof shall deliver to the Corporation (i) a written notice of exercise ("Notice of Exercise") of such Holder's election to exercise this Warrant, which notice shall specify the number of whole shares of Common Stock to be purchased, (ii) payment of the aggregate Exercise Price for the shares of Common Stock being purchased in

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     the manner  provided  herein,  (iii) an  executed  Investor  Representation
     Letter, and (iv) this Warrant. Upon receipt of the Notice of Exercise, the payment, the executed Investor Representation Letter and surrender of this Warrant, the Corporation shall, as promptly as practicable, execute or cause to be executed and deliver to such Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in such denominations as may be specified in such notice and shall be registered in the name of such Holder or, subject to the conditions of Section 3 below, such other name as shall be designated in such notice. Payment of the Exercise Price may be made by wire transfer, by certified check or cashier's check, or by Holder's personal check, payable to the order of the Corporation, or by wire transfer.

          (b) Cashless Exercise. Notwithstanding anything contained herein to the contrary, Holder may, at its election (exercised in its sole discretion), exercise this Warrant as to all or a portion of the Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Corporation upon such exercise, elect instead to receive upon such exercise the net number of shares of Common Stock determined according to the following formula:

                        Net Number =   (A x B) - (A x C)
                                       -----------------
                                                 B

         For purposes of the foregoing formula:

                  A=    the total number of Warrant Shares then being exercised.

                  B= the closing sale price of the Common Stock on the trading day immediately preceding the date of the Notice of Exercise.

                  C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

          (c) No Fractional Shares. No fractional shares are to be issued upon the exercise of this Warrant. If this Warrant shall have been exercised only in part, the Corporation shall, at the time of delivery of such certificate or certificates, deliver to such Holder a new warrant evidencing the rights of such Holder to purchase the remaining shares called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant, or, at the request of such Holder, appropriate notation may be made on this Warrant and the same returned to such Holder.

          (d) Expenses. The Corporation shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates under this Section, except that, in case such stock certificates are to be registered in a name or names other than the name of the Holder of this Warrant, all stock transfer taxes payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder hereof at the time of delivering the notice of exercise mentioned above. In such case, the Holder hereof shall deliver with such notice of exercise evidence, satisfactory to the Corporation, that such taxes have been paid.

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          (e) Warrant Holder Not a Stockholder.  No Holder of this Warrant shall be entitled, solely by reason of being a Holder hereof, to possess any right or privilege as a stockholder of the Corporation, including without limitation, the right to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Corporation which may at any time be issuable on the exercise hereof, until the Holder shall have exercised all or any part of this Warrant in accordance with the provisions set forth in Section 2 hereof. Nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Corporation or any right to vote upon any matter submitted to stockholders at any time thereof, or to give or
     withhold    consent   to   any   corporate   action   (whether   upon   any
     recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or, to receive notice of the meetings, until the Warrant shall have been exercised as provided in Section 2 hereof.

     3. Transfer, Division and Combination.

          (a) Transfer of Warrants. The Warrant is a separate and detachable security, transferable only on the books of the Corporation by the registered Holder hereof in person or by attorney duly authorized in writing, upon surrender of this Warrant to the Corporation for transfer. Upon any such transfer, a new Warrant to purchase a like number of shares of Common Stock will be issued to the transferee or transferees in exchange for this Warrant. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an agreement of indemnity (without security therefor, and upon surrender and cancellation of this Warrant, if mutilated), the Corporation will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Corporation upon the surrender hereof in connection with any exchange, transfer or replacement.

          (b) Division and Combination of Warrants. This Warrant may, subject to
     Section 4 hereof, be divided or combined with other warrants upon presentation hereof at the principal office of the Corporation, together with a written notice specifying the names and denominations in which new warrants are to be issued signed by the Holder or his agent or attorney. Subject to compliance with the preceding paragraph and with Section 4, as to any transfer which may be involved in such division or combination, the Corporation shall execute and deliver a new warrant or warrants in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

          (c) Expenses. The Corporation shall pay all expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of this Warrant pursuant to this Section.

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

     4. Compliance with Securities Act; Restrictions on Transfer.

          (a) Compliance with Securities Act. This Warrant and the related Warrant Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws in respect of the transfer of such Warrant or Warrant Shares.

          (b) Restrictions on Transfer. By acceptance of this Warrant, the Holder of this Warrant agrees, prior to any transfer or attempted transfer of such Warrant or the related Warrant Shares, to give written notice to the Corporation of such Holder's intention to effect such transfer. The notice shall describe the manner and circumstances of the proposed transfer in detail and shall contain an undertaking by the Holder to furnish such other information as may be required to enable the Corporation's counsel to render the opinions referred to below, and shall give the identity and address of the Holder's counsel. By acceptance of this Warrant, the Holder agrees to bear the reasonable expense of the Corporation's counsel for delivery of all additional opinions requested by the Holder, if any (whether such opinions would permit the proposed transfer or not). The Holder shall submit a copy of the notice to the counsel designated in the notice and the Corporation shall submit a copy thereof to its counsel, and the following provisions shall apply:

               (i) If, in the opinion of both the Corporation's and the Holder's counsel, the proposed transfer of the Warrant or Warrant Shares may be effected without registration of the Warrant or Warrant Shares under the Securities Act, the Corporation shall, as promptly as practicable, so notify the Holder who will then be entitled to transfer the Warrant or Warrant Shares in accordance with the terms of the notice delivered by the Holder to the Corporation.

               (ii) If, in the opinion of either the Corporation's or the Holder's counsel, the proposed transfer of the Warrant or Warrant Shares may not be effected without registration of the Warrant or Warrant Shares under the Securities Act, the Corporation shall, as promptly as practicable, so notify the Holder, and the Corporation shall not be obligated to effect the proposed transfer, except pursuant to an offering registered under the Securities Act.

          (c) Legend. Each certificate for Warrant Shares issued upon exercise of this Warrant shall bear a legend to the effect that the Warrant Shares may not be transferred except upon compliance with the provisions of this
     Section 4, and each certificate for Warrant Shares transferred  pursuant to
     Section 4 shall also bear the legend listed below, unless, in the opinion of counsel acceptable to the Corporation, such a legend is not required.

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

          (d) Certain Covenants, Representations and Warranties of Holder.

               (i) Investment Purposes. The Holder is acquiring the Warrant for investment purposes and not with a view to the resale or distribution of all or any part thereof. The Holder acknowledges that neither the Warrant nor the underlying Warrant Shares have been registered under the Securities Act, or the securities or "blue sky" laws of any state or other domestic or foreign jurisdiction, and that none of such securities may be sold, transferred or otherwise disposed of except pursuant to an effective registration statement thereunder or an applicable exemption therefrom.

               (ii) Accredited Investor. The Holder (i) has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of his or her investment in the Warrant and the underlying Warrant Shares and has the financial ability to assume the monetary risk associated therewith; (ii) is able to bear the complete loss of his or her investment in the Warrant and the underlying Warrant Shares; has received such documents and information from the Corporation as such Holder has requested and has had the opportunity to ask questions of and receive answers from the Corporation and the terms and conditions of the offering of the notes and to obtain additional information; (iv) is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; and (v) is not relying upon any statements or instruments made or issued by any person other than the Corporation in making a decision to invest in the Warrant and the Warrant Shares.

               (iii) The Holder, if an individual, is not less than twenty-one years of age;

               (iv) The Holder, either alone or with his Purchaser Representative, if any, named below has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Corporation, and, if a resident of a certain state, meets any additional suitability standards applicable to him under state law;

               (v) If the Holder is utilizing a Purchaser Representative for this investment:

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                    (a)  Such  Purchaser  Representative,  if any,  named at the beginning of this Agreement (the "Purchaser Representative"). has acted as his "Purchaser Representative" as defined in Regulation D under the Securities Act of 1933, as amended (the "1933 Act);

                    (b) The Holder has relied upon the advice of such  Purchaser
               Representative   as  to  the  merits  of  an  investment  in  the
               Corporation and the suitability of such investment for the undersigned; and

                    (c) Such Purchaser  Representative has heretofore  confirmed to the Holder in writing (a true and correct copy of which is furnished to the Corporation herewith) during the course of this transaction any past, present or future material relationship, actual or contemplated, between the Purchaser Representative and/or its affiliates and the Corporation and/or any of its affiliates, and any compensation received or to he received as a result thereof;

                    (d) If the Holder is a  partnership,  corporation,  trust or other entity:

                         (i)  it  was  not  formed  for  the   purpose  of  this
                    investment;

                         (ii) it is authorized  and otherwise  duly qualified to
                    purchase and hold shares of Common Stock; and

                         (iii) this Warrant has been duly and validly authorized
                    and executed and, when delivered, will constitute the legal, valid, binding and enforceable obligation of the undersigned;

                         (e) if the Holder is subject to the Employee Retirement
                    Income Security Act of 1974, as amended ("ERISA"), to the best of the Holder's knowledge, neither the Corporation nor any affiliate of the Corporation is a party in interest or disqualified person, as defined in ERISA Section 3(14) and the Internal Revenue Code of 1954, as amended, section 4975(e)(2), respectively, with respect to such plan;

                         (f)   Holder   is   not    subject   to   a   statutory
                    disqualification, as set forth in Section 3(a)(39) of the 1934 Act;

                         (g)    Holder    undersigned    and    his    Purchaser
                    Representative, if any, have been given full and complete access to all information with respect to the Corporation and the Corporation's proposed activities that the undersigned and his Purchaser Representative, if any, have deemed necessary to evaluate the merits and risks of an investment in the Corporation;

                         (h) Holder and, if applicable, his Purchaser Representative, have had a full opportunity to ask questions of and to receive satisfactory answers from a representative of the Corporation concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned;

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

                         (i) Holder and, if applicable, his Purchaser Representative, have had the opportunity to receive documents related to the Corporation and to ask questions of and receive answers from the Corporation regarding the
                    Corporation, its business and the terms and conditions of the Warrant and have read carefully copies of the Corporation's SEC Filings, including the exhibits hereto, if any, and the undersigned is familiar with and agrees to all the terms and conditions of the Warrant (As used herein, "SEC Filings" means all forms, reports, schedules, statements and other documents required to be filed by the Corporation under the Securities Act and the rules and regulations promulgated thereunder);

                         (j) Holder is aware of the risks associated with an investment in the Corporation, including those described in the "Risk Factors" section of the Corporation's SEC Filings, if any;

                         (k) Holder has adequate means of providing for his current needs and possible personal contingencies. has no need for liquidity with respect to his investment in the Corporation, and has financial resources sufficient to bear the economic risk of such investment;

                         (1) Holder has been  advised  and  understands  that an
                    investment in the Corporation is highly speculative and has received no representations or warranties from the Corporation with respect to such investment;

                         (m) Holder acknowledges that there are substantial restrictions on the transferability of, and there will be no public market for, the Warrant Shares and, accordingly, it may not be possible for the undersigned to liquidate his investment in case of an emergency or otherwise, and the undersigned has been advised that while Rule 144 of the 1933 Act is presently applicable to the Warrant Shares, the undersigned understands that Rule 144 may not be available in the future to such shares;

                         (n) Holder is aware that no securities administrator of
                    any state or federal government has made or will make any finding or determination relating to this investment;

                         (o) Warrant Shares and the Warrants subscribed for hereby are being purchased for the undersigned's own account (or a trust account if the undersigned is a trustee), for investment purposes only and are not being purchased with a view to or for any resale, fractionalization, subdivision or distribution of such Warrant Shares; and,

                         (p) All information  which the Holder and his Purchaser
                    Representative, if any, has provided to the Corporation, including (but not limited to) the information, representations and warranties of the undersigned contained any "Purchaser Suitability Statement" executed by the undersigned and submitted to the Corporation in connection with this Warrant, is true and correct in all material respects as of the date set forth below and the undersigned agrees to furnish any additional information which the Corporation may request so as to determine the suitability of the undersigned, and to notify the Corporation immediately should any material changes in such information occur.

          (e)  Certain   Covenants,   Representations   and  Warranties  of  the
     Corporation.

          Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the undersigned, as of the date hereof, as follows:

               (i) Organization and Qualification. The Corporation is duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. The Corporation is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), or prospects of the Corporation (a "Corporation Material Adverse Effect").

               (ii) Capitalization. The authorized capital stock of the Corporation as of the Corporation consists of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. As of the date hereof, the Corporation has reserved a sufficient number of shares of Common Stock for issuance upon exercise hereof. This Warrant, when issued against payment herefor in accordance with the terms hereof, will be duly and validly issued, and the Warrant Shares, upon exercise hereof, will be duly and validly issued, fully paid and non-assessable.

               (iii) Authorization of Transaction Documents. The Corporation has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Corporation of this Agreement shall be duly authorized by all requisite corporate action by the Corporation and this Agreement will be the valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

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               (iv) No Violations.  The execution,  delivery and  performance by the Corporation of this Agreement and the compliance with the provisions hereof by the Corporation do not and will not violate, conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance (as defined below) upon any properties or assets of the Corporation under (a) the Articles of Incorporation or bylaws of the Corporation, (b) any applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court,
          arbitrator,   administrative   agency  or  other   governmental   body
          applicable to the  Corporation  or any of its  properties or assets or
          (c) any contract, indenture, mortgage, deed of trust, lease, agreement or other instrument, to which the Corporation is a party or by which the Corporation or any of its property is bound, except, in each case,
          where  such  violation,   conflict,   breach,  default,   termination,
          cancellation, acceleration or Encumbrance would not, individually or in the aggregate, have a Corporation Material Adverse Effect. As used herein, the term "Encumbrance" shall mean any material lien, charge, encumbrance, claim, option, proxy, pledge, security interest, or other similar right of any nature other than statutory liens securing payments not yet due and payable or due but not yet delinquent.

               (v) Absence of Certain Events. Since March 31, 2006, (a) the Corporation has not (i) varied its business plan or practices, in any material respect, from past practices, (ii) entered into any financing, joint venture, license or similar arrangement that would limit or restrict its ability to perform its obligations hereunder or
          (iii) suffered or permitted to be incurred any liability or obligation or any Encumbrance against any of its properties or assets that would limit or restrict its ability to perform its obligations hereunder; and (b) there has not been any change or development which has had, or could reasonably be expected to have, a Corporation Material Adverse Effect.

               (vi) Intellectual Property. The Corporation owns or possesses sufficient legal rights to use, pursuant to license, sublicense, agreement or permission, all intellectual property used in the operation of its business as presently conducted ("Intellectual Property"), in each case, subject to no Encumbrances required to be disclosed in the Corporation's financial statements, except as set forth therein, other than any failure to own or possess sufficient legal rights which, individually or in the aggregate, would not have a Corporation Material Adverse Effect. All of the Intellectual Property which is owned by the Corporation is owned free and clear of all Encumbrances; none of the Corporation's rights in or use of the Intellectual Property has been or, to the Corporation's knowledge, is currently threatened to be challenged; to the Corporation's knowledge, without making any inquiry other than those, if any, routinely conducted by the Corporation in the ordinary course of business, no current or currently planned product based upon the Corporation's Intellectual Property would infringe any patent, trademark, service mark, trade name or copyright of any other person or entity issued or pending on the Closing Date if the Corporation were to distribute, sell, market or manufacture such products, and the Corporation is not aware of any actual or threatened claim by any person or entity

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

          alleging any infringement by the Corporation of a patent, trademark, service mark, trade name or copyright possessed by such person or entity. None of such Intellectual Property, whether foreign or domestic, has been canceled, abandoned, or otherwise terminated, other than such cancellations, abandonments or terminations which, individually or in the aggregate, would not have a Corporation Material Adverse Effect.

               (vii) Legal Proceedings, etc. Except as set forth under the Corporation's SEC Filings, if any, there is no legal, administrative, arbitration or other action or proceeding or governmental or investigation pending, or to the Corporation's knowledge, threatened against the Corporation, or any director, officer or employee of the Corporation in their capacities as such that (i) challenges the validity or performance of this Agreement or (ii) could reasonably be expected to have a Corporation Material Adverse Effect. The Corporation is not in violation of, or default under, any material laws, judgments, injunctions, orders or decrees of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to its business, other than any violations or defaults which, individually or in the aggregate, would not have a Corporation Material Adverse Effect.

     5. Anti-dilution.

          (a) Reorganization Transactions. The applicable Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time upon the occurrence hereafter of certain transactions by the issuer of the Warrant Shares, including dividends of stock or other securities or property, stock splits, reverse stock splits, subdivisions, combinations, recapitalizations, reorganizations, reclassifications, consolidations and any liquidation or dissolution of such issuer (each a "Reorganization"). In the event that the outstanding Common Stock issued by the Corporation is at any time increased or decreased solely by reason of a Reorganization, appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the interest of the Holder upon exercise will be the same as it would have been had such Holder owned the underlying securities immediately prior to the occurrence of such event. Such adjustment shall be made successively whenever any Reorganization shall occur.

          (b) Notice. Notice of matters arising under this Section 5 shall be given pursuant to Section 7 below.

          (c) Adjustments. Except as otherwise provided herein, the effective date of any adjustment pursuant to Section 5(a) shall be the effective date of the event that causes such adjustment.

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


     6. Special Agreements of the Corporation.

          (a) Reservation of Common Stock. The Corporation covenants and agrees that it will reserve and set apart and have at all times, a sufficient number of shares of authorized but unissued Common Stock for delivery upon the exercise of the Warrant or any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations thereunder; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrant at the Exercise Price then in effect, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (b) Par Value. As a condition precedent to the taking of any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, per share of the Warrant Shares, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue its Common Stock at the Exercise Price upon exercise of this Warrant in accordance with the provisions hereof.

          (c) Shares to be Fully Paid and Nonassessable. The Corporation covenants that all shares of Common Stock which may be issued upon exercise of this Warrant will be, upon issuance and payment of the Exercise Price, fully paid and nonassessable.

          (d) Exchange Act Reports. If the Corporation becomes subject to the reporting requirements of Sections 13(a) or 15(d) of the Securities
     Exchange Act of 1934 (the "Exchange Act"), then the Corporation shall prepare and timely file all such reports which it is required to file under the Exchange Act until the earlier of such time as Holder has sold all of the Warrant Shares or such time as the Corporation is no longer subject to such reporting requirements under the Exchange Act; provided, however, that nothing in this Warrant shall obligate the Corporation to become subject to or remain subject to the reporting requirements of Sections 13(a) or 15(d) of the Exchange Act.

     7. Notices.

          (a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:
     (i) if to the Holder, to C. F. ("Skip") Kimball, III, 726 East Broussard Road, Lafayette, Louisiana 70508, facsimile: ____________________________
     or any other address or facsimile number delivered to the Corporation in writing by the Holder, or to the name, address and facsimile number of any transferee of this Warrant recorded on the books of the Corporation and
     (ii) if to the Corporation, to 3451 Candelaria N.E., Suite A, Albuquerque, New Mexico 81301, facsimile: (213) 593-8727. With respect to any Holder of

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

     Warrant Shares, such notices, requests and other communications shall be sent to the addresses set forth in the stock transfer records regularly maintained by the Corporation.

          (b) All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section 7). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

     8. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase the Warrant Shares as provided in
Section 2 above, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

     9. Indemnification. The Holder acknowledges and understands the meaning and legal consequences of the representations and warranties herein and hereby agrees to indemnify and hold harmless the Corporation and its officers, directors, controlling persons, agents, employees, attorneys and accountants from and against any and all loss, damage or liability, together with all costs and expenses (including attorneys fees and disbursements) which any of them may incur by reason of:

          (a) any breach of any representation, warranty or agreement of the undersigned contained in this Subscription Agreement; or

          (b) any false, misleading or inaccurate information, or any breach of any representation, warranty or agreement of the undersigned, contained in any agreement executed by the Holder in favor of the corporation.

          Notwithstanding the foregoing, no representation, warranty, acknowledgment or agreement made herein by the Holder shall in any manner be deemed to constitute a waiver of any rights of the undersigned under federal or state securities laws. All representations and warranties contained in this Agreement and indemnification contained in paragraph 10, shall survive the acceptance of this subscription and any other transaction contemplated herein.


                            [Signature page follows]

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




     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be effective by its signed by its duly authorized officer as of the 23rd day of May, 2006.


                                 Tradestar Services, Inc.,
                                 a Nevada corporation




                                 By: /s/ Clarence J. Downs
                                     ----------------------------------------
                                         Clarence J. Downs
                                         Chairman and Chief Executive Officer

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